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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 27, 2002


                                   ENRON CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     OREGON
                 (State or Other Jurisdiction of Incorporation)


                   1-13159                                   47-0255140
           (Commission File Number)                       (I.R.S. Employer
                                                         Identification No.)


                ENRON BUILDING
               1400 SMITH STREET
                HOUSTON, TEXAS                                  77002
   (Address of Principal Executive Offices)                   (Zip Code)


                                 (713) 853-6161
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

                  (a) Attached hereto as Exhibit 99.1 is a press release issued by the Company on August 27, 2002, relating to an auction process for certain core energy assets.

As explained in a November 8, 2001 Form 8-K filed by the Company with the Securities and Exchange Commission (SEC), the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by the Company, the financial statements of the Company for the third quarter of 2001 should not be relied upon. As explained in a February 12, 2002 Form 8-K filed by the Company with the SEC, the Company believes the existing equity of the Company has and will have no value and that any plan under chapter 11 of title 11 of the United States Code confirmed by the Bankruptcy Court will not provide the Company's existing equityholders with any recovery.

ITEM 7.  EXHIBITS

         99.1              Press Release, dated August 27, 2002.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2002

                                  ENRON CORP.



                                  By:      /s/ Raymond M. Bowen, Jr.
                                           -------------------------
                                  Name:    Raymond M. Bowen, Jr.
                                  Title:   Executive Vice President & Chief
                                           Financial Officer



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                                  EXHIBIT INDEX

         99.1              Press Release, dated August 27, 2002.




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